SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: June 1, 2001

Date of earliest event Reported: May 17, 2001

ACTIONPOINT, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	333-72527 (Commission File Number)	77-0104275 (I.R.S. Employer Identification Number)

1299 Parkmoor Avenue

San Jose, CA 95126

(408) 325-3800

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

On May 17, 2001, ActionPoint, Inc., ("ActionPoint"), and Chordiant Software, Inc., ("Chordiant"), executed an Asset Purchase Agreement, dated as of May 17, 2001 (the "Agreement"), pursuant to which, ActionPoint has sold certain assets comprising its Dialog Server product business line to Chordiant for $1,953,510 in cash and 1,733,547 shares of Chordiant common stock (the "Asset Sale"), subject to certain indemnification and escrow provisions set forth in the Agreement.

The preceding description of the Agreement is qualified in its entirety by reference to the copy of the Agreement included as Exhibit 2.1 hereto and which is incorporated herein by reference. A copy of the press release dated May 17, 2001, issued in connection with execution of the Agreement, is filed as an exhibit hereto and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

  Financial Statements of Business Acquired

  Not applicable.

  Pro Forma Financial Information

The following unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2000 and the quarter ended March 31, 2001, as well as the unaudited pro forma condensed consolidated balance sheet as of March 31, 2001, were prepared to illustrate the estimated effects of the sale of the Dialog Server business and the application of the net proceeds from the sale. The unaudited pro forma consolidated statements of operations assume that the sale occurred as of January 1, 2000. The unaudited pro forma condensed consolidated balance sheet assumes that the sale occurred as of March 31, 2001.

The unaudited pro forma financial information presented is derived from the audited financial statements of Actionpoint for the year ended December 31, 2000, and the unaudited financial statements of Actionpoint as of and for the three months ended March 31, 2001. The unaudited pro forma financial information should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the consolidated financial statements of Actionpoint, including the notes thereto, appearing in Actionpoint's Annual Form 10-K for the year ended December 31, 2000 and on interim report Form 10-Q for the quarter ended March 31, 2001. The unaudited pro forma financial information and related notes are provided for informational purposes only and do not purport to be indicative of the financial position or results of operations that would have been reported had the events assumed occurred on the dates indicated, or purport to be indicative of results of operations, or financial condition that may be achieved in the future.

ACTIONPOINT, INC.
UNAUDITED PRO FORMA FINANCIAL INFORMATION
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000
(In thousands, except per share amounts)

                                                       PRO FORMA
                                         HISTORICAL    ADJUSTMENTS   PRO FORMA
                                        ------------  ------------  -----------
Net revenues:                                          (See Note 1)
  License...............................    $19,421          $592 a    $18,829
  Service...............................      5,621           148 a      5,473
                                        ------------  ------------  -----------
Total revenues..........................     25,042           740       24,302
                                        ------------  ------------  -----------
Cost of revenues:
  License...............................        525                        525
  Service (inclusive of stock
    related bonus expense of
    $138 in 2000).......................      3,896           378 a      3,518
                                        ------------  ------------  -----------
Cost of revenues........................      4,421           378        4,043
                                        ------------  ------------  -----------
Gross profit                                 20,621           362       20,259

Research and development
  (inclusive of stock related
  bonus expense of $710 in 2000.........      7,854         1,861 a      5,993
Sales and marketing
  (inclusive of stock related
  bonus expense of $638 in 2000.........     16,437         2,088 a     14,349
General and administrative
  (inclusive of stock related
  bonus expense of $1,090 in 2000.......      4,683                      4,683
                                        ------------  ------------  -----------
Operating loss..........................     (8,353)       (3,587)      (4,766)

Interest and other income                        95                         95
Write-off of minority equity
  investment............................       (500)                      (500)
                                        ------------  ------------  -----------
Loss before provision
   for income taxes.....................     (8,758)       (3,587)      (5,171)
Provision for income taxes.................
                                        ------------  ------------  -----------
Net loss................................     (8,758)      ($3,587)     ($5,171)
                                        ============  ============  ===========

Basic and diluted EPS:
 Net loss per share.....................     ($2.09)                    ($1.23)
                                        ============                ===========

Shares used in basic and diluted
   EPS calculations: ................         4,190                      4,190
                                        ============                ===========

See accompanying notes to unaudited pro forma financial information.

ACTIONPOINT, INC.
UNAUDITED PRO FORMA FINANCIAL INFORMATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
QUARTER ENDED MARCH 31, 2001
(In thousands, except per share amounts)

                                                       PRO FORMA
                                          HISTORICAL  ADJUSTMENTS    PRO FORMA
                                        ------------  ------------  -----------
                                        (Unaudited)    (See Note 1)
Net revenues:
  License...............................     $4,935          $175 a     $4,760
  Service...............................      1,660           100 a      1,560
                                        ------------  ------------  -----------
Total revenues..........................      6,595           275        6,320
                                        ------------  ------------  -----------
Cost of revenues:
  License...............................        175                        175
  Service...............................        854            75 a        779
                                        ------------  ------------  -----------
Cost of revenues........................      1,029            75          954
                                        ------------  ------------  -----------
Gross profit                                  5,566           200        5,366

Research and development................      1,683           403 a      1,280
Sales and marketing.....................      3,293           391 a      2,902
General and administrative..............        940                        940
                                        ------------  ------------  -----------
Operating income (loss).................       (350)         (594)         244

Interest and other income ..............         35                         35
                                        ------------  ------------  -----------
Income (loss) before provision
   for income taxes.....................       (315)         (594)         279
Provision for income taxes.................                   112 b       (112)
                                        ------------  ------------  -----------
Net income (loss).......................      ($315)        ($482)        $167
                                        ============  ============  ===========

Basic and diluted EPS:
   Basic................................     ($0.07)                     $0.04
   Diluted..............................     ($0.07)                     $0.04
                                        ============                ===========
Shares used in EPS calculations:
   Basic................................      4,275                      4,275
   Diluted..............................      4,275                      4,288
                                        ============                ===========

See accompanying notes to unaudited pro forma financial information.

ACTIONPOINT, INC.
UNAUDITED PRO FORMA FINANCIAL INFORMATION
AS OF MARCH 31, 2001
CONDENSED CONSOLIDATED BALANCE SHEET
(In thousands)

                                                          PRO FORMA
                       ASSETS                HISTORICAL  ADJUSTMENTS  PRO FORMA
                                           ------------- -----------  ---------
                                            (Unaudited)  (see Note 2)
Current assets:
  Cash and cash equivalents ...............      $3,947        $653 b   $4,600
  Short-term investments........................              5,200 b    5,200
  Accounts receivable, net.................       4,714                  4,714
  Deferred income taxes and
     other current assets..................       1,315         (86)a    1,229
                                           ------------- -----------  ---------
    Total current assets...................       9,976       5,767     15,743

Property and equipment, net................       1,437        (111)a    1,326
Other assets...............................       4,177      (2,230)c    1,947
                                           ------------- -----------  ---------
                                                $15,590      $3,426    $19,016
                                           ============= ===========  =========

       LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Accounts payable.........................        $332                   $332
  Deferred revenue.........................       3,052         (79)a    2,973
  Accrued liabilities......................       1,806        (132)a    1,674
  Provision for income taxes....................                117 c      117
                                           ------------- -----------  ---------
    Total current liabilities..............       5,190         (94)     5,096

Long term deferred revenue.................         786                    786
                                           ------------- -----------  ---------
Total liabilities..........................       5,976         (94)     5,882
                                           ------------- -----------  ---------

Stockholders' equity:
  Common stock.............................          43                     43
  Paid-in capital..........................       9,988                  9,988
  Retained earnings........................        (417)      3,520 b    3,103
                                           ------------- -----------  ---------
    Stockholders' equity...................       9,614       3,520     13,134
                                           ------------- -----------  ---------
                                                $15,590      $3,426    $19,016
                                           ============= ===========  =========

See accompanying notes to unaudited pro forma financial information.

NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION

Notes to Unaudited Pro Forma Financial Information

Note 1 - Adjustments to Unaudited Pro Forma Condensed Consolidated Statements of Operations

  Adjustments to reflect the elimination of revenues generated from sales of Dialog server product licences and associated services, as well as employee- related costs and other expenses directly attributable to the Dialog Server product business line sold to Chordiant
  Adjustment to reflect an approximate effective income tax rate of 40%

Note 2 - Adjustments to Unaudited Pro Forma Condensed Consolidated Balance Sheet

  Adjustments relating to the elimination of assets and liabilities directly attributable to the Dialog Server product business line sold to Chordiant
  Adjustments to reflect the net proceeds received and the net after-tax gain (at an effective rate of 40%) resulting from the sale of the Dialog Server product business line to Chordiant. Transaction costs and other expenses relating to the sale have been deducted from the cash portion of the proceeds received.
  Adjustments to reflect the Alternative Minimum Tax payable on the gain resulting from the transaction and the offset of the income tax due on such gain against deferred tax benefits attributable to net operating loss carryforwards.

c. Exhibits

Exhibit No. Description.

    Asset Purchase Agreement, dated as of May 17, 2001, by and between ActionPoint, Inc. and Chordiant Software, Inc.
  Press Release dated May 17, 2001.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: June 1, 2001	By: Kimra Hawley President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description

2.1	Asset Purchase Agreement, dated as of May 17, 2001, by and between ActionPoint, Inc. and Chordiant Software, Inc.
99.1	Press Release dated May 17, 2001.